                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement on Form S-8 (File Nos. 333-61313,  333-10059, 333-14687 and 333-26589)
and S-3 (File No.  333-31241)  of The Quigley  Corporation  of our report  dated
February 15, 2002, relating to the financial  statements,  which appears in this
Form 10-K.

/s/ PricewaterhouseCoopers LLP
------------------------------

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 25, 2002